The Royce Fund
Royce Special Equity Fund
Supplement to Prospectus dated May 1, 2004

        The Board of Trustees of The Royce Fund has amended Royce Special Equity Fund's non-fundamental investment policies, effective immediately, to permit Royce & Associates, LLC to invest the Fund's assets in the equity securities of small- and micro-cap companies with market capitalizations less than $2.5 billion (increased from $1 billion).

August 17, 2004